EXHIBIT 10.2

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into as of September 9, 2009, by and among ZIOPHARM Oncology, Inc., a Delaware corporation (the “Company”), and the several purchasers signatory hereto (each a “Purchaser” and collectively, the “Purchasers”).

This Agreement is made pursuant to the Securities Purchase Agreement, dated as of the date hereof between the Company and each Purchaser (the “Purchase Agreement”).

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Purchasers agree as follows:

1.            Definitions.  Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement shall have the meanings given such terms in the Purchase Agreement.  As used in this Agreement, the following terms shall have the respective meanings set forth in this Section 1:

“Advice” shall have the meaning set forth in Section 6(d).

“Affiliate” means, with respect to any person, any other person which directly or indirectly controls, is controlled by, or is under common control with, such person.

“Business Day” means a day, other than a Saturday or Sunday, on which banks in New York City are open for the general transaction of business.

“Closing” has the meaning set forth in the Purchase Agreement.

“Closing Date” has the meaning set forth in the Purchase Agreement.

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means the common stock of the Company, par value $0.001 per share, and any securities into which such common stock may hereinafter be reclassified.

“Effective Date” means the date that the Registration Statement filed pursuant to Section 2(a) is first declared effective by the Commission.

“Effectiveness Deadline” means, with respect to the Registration Statement required to be filed to cover the resale by the Holders of the Registrable Securities, the earlier of: (i) the 90th calendar day following the Closing Date; provided, that, if the Commission reviews and has written comments to the filed Registration Statement, then the Effectiveness Deadline under this clause (i) shall be the 120th calendar day following the Closing Date, and (ii) the fifth (5th) Trading Day following the date on which the Company is notified by the Commission that the Registration Statement will not be reviewed or is no longer subject to further review and comments and the effectiveness of the Registration Statement may be accelerated; provided, however, that in either case if the Effective Deadline falls on a Saturday, Sunday or other day that the Commission is closed for business, the Effectiveness Deadline shall be extended to the next business day on which the Commission is open for business.

“Effectiveness Period” shall have the meaning set forth in Section 2(b).

“Event” shall have the meaning set forth in Section 2(c).

“Event Date” shall have the meaning set forth in Section 2(c).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Filing Deadline” means, with respect to the Registration Statement required to be filed pursuant to Section 2(a), the 60th calendar day following the Closing Date; provided, however, that if the Filing Deadline falls on a Saturday, Sunday or other day that the Commission is closed for business, the Filing Deadline shall be extended to the next business day on which the Commission is open for business.

“Holder” or “Holders” means the holder or holders, as the case may be, from time to time of Registrable Securities.

“Indemnified Party” shall have the meaning set forth in Section 5(c).

“Indemnifying Party” shall have the meaning set forth in Section 5(c).

“Knowledge” means with respect to any statement made to the knowledge of a party, that the statement is based upon the actual knowledge of the executive officers of such party having responsibility for the matter or matters that are the subject of the statement.

“Losses” shall have the meaning set forth in Section 5(a).

“New York Courts” means the state and federal courts sitting in the City of New York, Borough of Manhattan.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Placement Agents” means Rodman & Renshaw, LLC, Riverbank Capital Securities, Inc. and Griffin Securities, Inc., and any permitted assigns.

“Principal Trading Market” means the Trading Market on which the Common Stock is primarily listed on and quoted for trading, which, as of the Closing Date, shall be The NASDAQ Capital Market.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Register,” “registered” and “registration” refer to a registration made by preparing and filing a Registration Statement or similar document in compliance with the Securities Act and pursuant to Rule 415, and the declaration or ordering of effectiveness of such Registration Statement or document.

“Registrable Securities” means all of (i) the Shares (ii) the Warrant Shares issued or issuable upon the exercise of the Warrants, (iii) any additional shares issuable in connection with any anti-dilution provisions in the Warrants (without giving effect to any limitations on exercise set forth in the Warrant) and (iv) any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event; provided, that the Holder has completed and delivered to the Company a Selling Stockholder Questionnaire; and provided, further, that a Holder’s security shall cease to be Registrable Securities upon the earliest to occur of the following:  (A) sale pursuant to a Registration Statement or Rule 144 under the Securities Act (in which case, only such security sold shall cease to be a Registrable Security); or (B) such security becoming eligible for sale by the Holder pursuant to Rule 144 in a transaction in which the requirements of paragraph (c)(1) thereof do not apply.

“Registration Statements” means any one or more registration statements of the Company filed under the Securities Act that covers the resale of any of the Registrable Securities pursuant to the provisions of this Agreement (including without limitation the Initial Registration Statement, the New Registration Statement and any Remainder Registration Statements), amendments and supplements to such Registration Statements, including post-effective amendments, all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such Registration Statements.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Selling Stockholder Questionnaire” means a questionnaire in the form attached as Annex B hereto, or such other form of questionnaire as may reasonably be adopted by the Company from time to time.

“Shares” means the shares of Common Stock issued or issuable to the Purchasers pursuant to the Purchase Agreement.

“Trading Day” means (i) a day on which the Common Stock is listed or quoted and may be traded on its primary Trading Market (other than the OTC Bulletin Board), or (ii) if the Common Stock is not listed on a Trading Market (other than the OTC Bulletin Board), a day on which the Common Stock may be traded in the over-the-counter market, as reported by the OTC Bulletin Board, or (iii) if the Common Stock is not quoted on any Trading Market, a day on which the Common Stock is quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding to its functions of reporting prices); provided, that in the event that the Common Stock is not listed or quoted as set forth in (i), (ii) and (iii) hereof, then Trading Day shall mean a Business Day.

“Trading Market” means whichever of the New York Stock Exchange, the American Stock Exchange, the NASDAQ Global Select Market, the NASDAQ Global Market, the NASDAQ Capital Market or OTC Bulletin Board on which the Common Stock is listed or quoted for trading on the date in question.

“Transfer Agent” means American Stock Transfer and Trust Company or any successor transfer agent for the Company, or a Successor transfer agent to the Company.

“Warrants” means the Warrants issued pursuant to the Purchase Agreement.

“Warrant Shares” means the shares of Common Stock issued or issuable upon exercise of the Warrants.

2.	Registration.

(a)           On or prior to the 30th calendar day following the Closing Date, the Company shall prepare and file with the Commission a Registration Statement covering the resale of all Registrable Securities not already covered by an existing and effective Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 (the “Initial Registration Statement”); provided, however, that if the 30th calendar day following the Closing Date falls on a Saturday, Sunday or other day that the Commission is closed for business, such deadline shall be extended to the next business day on which the Commission is open for business.  The Initial Registration Statement shall be on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on another appropriate form in accordance with the Securities Act) and shall contain (except if otherwise required pursuant to written comments received from the Commission upon a review of such Registration Statement) the “Plan of Distribution” attached hereto as Annex A.  Notwithstanding the registration obligations set forth in this subsection (a) and subsections (b) and (c) of this Section 2, in the event the Commission informs the Company that all of the Registrable Securities cannot, as a result of the application of Rule 415, be registered for resale on a single registration statement, the Company agrees to promptly (i) inform each of the holders thereof; (ii) permit counsel of such holders (subject to Section 4, at such holders expense) to review and participate in discussions regarding the Company’s response to the Commission regarding the application of 415 to the Registration Statement, (iii) use its reasonable best efforts to file amendments to the Initial Registration Statement as required by the Commission and/or (iv) if required by the Commission, withdraw the Initial Registration Statement and file a new registration statement (a “New Registration Statement”), in either case covering the maximum number of Registrable Securities permitted to be registered by the Commission on Form S-3 or such other form available to register for resale the Registrable Securities.  In the event the Company amends the Initial Registration Statement or files a New Registration Statement, as the case may be, under clauses (i) or (ii) above, the Company will use its reasonable best efforts to file with the Commission, as promptly as allowed by Commission or staff guidance provided to the Company or to registrants of securities in general, one or more Registration Statements on Form S-3 or such other form available to register for resale those Registrable Securities that were not registered for resale on the Initial Registration Statement, as amended, or the New Registration Statement (the “Remainder Registration Statements”).

(b)           The Company shall use its reasonable commercial efforts to cause each Registration Statement to be declared effective by the Commission as soon as practicable and, with respect to the Initial Registration Statement or the New Registration Statement, as applicable, no later than the Effectiveness Deadline and shall use its reasonable commercial efforts to keep each Registration Statement continuously effective under the Securities Act until the earlier of (i) such time as all of the Registrable Securities covered by such Registration Statement have been publicly sold by the Holders, (ii) the date that all Registrable Securities covered by such Registration Statement may be sold pursuant to Rule 144 in transactions in which the requirements of paragraph (c)(1) thereof do not apply, as determined by counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Transfer Agent and the affected Holders (the “Effectiveness Period”).  The Company shall ensure that each Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein (in the case of prospectuses, in the light of the circumstances in which they were made) not misleading.  Each Registration Statement shall also cover, to the extent allowable under the Securities Act and the rules promulgated thereunder (including Rule 416), such indeterminate number of additional shares of Common Stock resulting from stock splits, stock dividends or similar transactions with respect to the Registrable Securities.  The Company shall promptly notify the Holders via facsimile or e-mail of the effectiveness of a Registration Statement and shall, by 9:30 am Eastern Time on the Trading Day after the Effective Date (as defined in the Purchase Agreement), file a final Prospectus with the Commission pursuant to Rule 424.

(c)           If: (i) the Initial Registration Statement is not filed on or prior to the Filing Deadline, (ii) the Initial Registration Statement or the New Registration Statement, as applicable, is not declared effective by the Commission (or otherwise does not become effective) on or prior to its Effectiveness Deadline or (iii) after its Effective Date, such Registration Statement ceases for any reason (including without limitation by reason of a stop order, or the Company’s failure to update the Registration Statement), but excluding the inability of any Holder to sell the Registrable Securities covered thereby due to market conditions, to remain continuously effective and available to the Holders as to all Registrable Securities to which it is required to cover at any time prior to the expiration of the Effectiveness Period for an aggregate of more than 20 consecutive Trading Days or for more than an aggregate of 40 Trading Days  in any 12-month period (which need not be consecutive), (any such failure or breach in clauses (i), (ii) or (iii) above being referred to as an “Event,” and, for purposes of clauses (i) or (ii), the date on which such Event occurs, or for purposes of clause (iii), the date which such 20 consecutive or 40 Trading Day period (as applicable) is exceeded, being referred to as the “Event Date”), then in addition to any other rights available to the Holders: (x) on such Event Date the Company shall pay to each Holder an amount in cash, as liquidated damages and not as a penalty, equal to 1.0% of the aggregate purchase price paid by such Holder pursuant to the Purchase Agreement for any Registrable Securities then held by such Holder (which remedy shall not be exclusive of any other remedies available under this Agreement); and (y) on each monthly anniversary of each such Event Date thereof (if the applicable Event shall not have been cured by such date) until the applicable Event is cured, the Company shall pay to each Holder an amount in cash, as partial liquidated damages and not as a penalty, equal to 1.0% of the aggregate purchase price paid by such Holder pursuant to the Purchase Agreement for any Registrable Securities then held by such Holder (which remedy shall not be exclusive of any other remedies available under this Agreement).  The parties agree that the Company will not be liable for liquidated damages under this Section 2(c) in respect of the Warrants or the Warrant Shares. If the Company fails to pay any partial liquidated damages pursuant to this Section in full within seven days after the date payable, the Company will pay interest thereon at a rate of 10% per annum (or such lesser maximum amount that is permitted to be paid by applicable law) to the Holder, accruing daily from the date such partial liquidated damages are due until such amounts, plus all such interest thereon, are paid in full.  The partial liquidated damages pursuant to the terms hereof shall apply on a daily pro-rata basis for any portion of a month prior to the cure of an Event, except in the case of the first Event Date. Notwithstanding the foregoing, the maximum payment to a Holder associated with all Events in the aggregate shall not exceed (i) in any 30-day period, an aggregate of 1.0% of the purchase price paid by such Holder for its Registrable Securities (plus interest accrued thereon, if applicable) and (ii) 10.0% of the purchase paid by such Holder for its Registrable Securities

(d)           Each Holder agrees to furnish to the Company a completed and executed Selling Stockholder Questionnaire.  The Company shall not be required to include the Registrable Securities of a Holder in a Registration Statement and shall not be required to pay any liquidated or other damages under Section 2(c) to any Holder who fails to furnish to the Company a fully completed and executed Selling Stockholder Questionnaire at least two Trading Days prior to the Filing Deadline, or if sooner, five Trading Days after the Company furnishes copies of the sections of the Prospectus, as contemplated by Section 3(a).

(e)           In the event that Form S-3 is not  available for the registration of the resale of Registrable Securities hereunder, the Company shall (i) register the resale of the Registrable Securities on another appropriate form reasonably acceptable to the Holders and (ii) undertake to register the Registrable Securities on Form S-3 as soon as such form is available, provided that the Company shall maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the Commission.

3.	Registration Procedures

In connection with the Company's registration obligations hereunder, the Company shall:

(a)           Not less than five Trading Days prior to the filing of a Registration Statement or any related Prospectus that differs substantively from the Initial Registration Statement or the Prospectus contained therein, or any amendment or supplement thereto, (i) furnish to each Holder copies of all such documents proposed to be filed, which documents (other than those incorporated or deemed to be incorporated by reference) will be subject to the review of such Holder, and (ii) cause its officers and directors, counsel and independent certified public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of respective counsel to each Holder, to conduct a reasonable investigation within the meaning of the Securities Act. The Company shall not file a Registration Statement or any such Prospectus or any amendments or supplements thereto to which the Holders of 67% of the Registrable Securities shall reasonably object in good faith, provided that the Company is notified of such objection in writing no later than three Trading Days after the Holders have been so furnished copies of a Registration Statement or any related Prospectus or amendments or supplements thereto. During any periods that the Company is unable to meet its obligations hereunder with respect to the registration of the Registrable Securities because the Holders of 67% of the Registrable Securities exercise their rights under this section to object to the filing of a Registration Statement, any liquidated damages that are accruing, at such time shall be tolled and any Event that may otherwise occur because of the exercise of such rights or such delay shall be suspended, until the Holders of 67% of the Registrable Securities no longer object to the filing of such Registration Statement (provided that such tolling shall only occur if the Company uses commercially reasonable efforts to resolve such objection).

(b)           (i)  Prepare and file with the Commission such amendments, including post-effective amendments, to each Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement continuously effective as to the applicable Registrable Securities for its Effectiveness Period; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; (iii) respond as promptly as reasonably practicable to any comments received from the Commission with respect to each Registration Statement or any amendment thereto and, as promptly as reasonably possible, provide the Holders true and complete copies of all correspondence from and to the Commission relating to such Registration Statement that pertains to the Holders as Selling Stockholders but not any comments that would result in the disclosure to the Holders of material and non-public information concerning the Company; and (iv) comply with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by each Registration Statement.

(c)           Notify the Holders as promptly as reasonably possible (and, in the case of (i)(A) below, not less than three Trading Days prior to such filing, in the case of (iii) and (iv) below, not more than one Trading Day after such issuance or receipt, in the case of (v) below, not less than three Trading Days prior to the financial statements in any Registration Statement becoming ineligible for inclusion therein and, in the case of (vi) below, not more than one Trading Day after the Company obtains Knowledge of such proceeding) and (if requested by any such Person) confirm such notice in writing no later than one Trading Day following the day (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to a Registration Statement is proposed to be filed; (B) when the Commission notifies the Company whether there will be a “review” of such Registration Statement and whenever the Commission comments in writing on any Registration Statement (in which case the Company shall provide true and complete copies thereof and all written responses thereto to each of the Holders that pertain to the Holders as a Selling Stockholder or to the Plan of Distribution, but not information which the Company believes would constitute material and non-public information); and (C) with respect to each Registration Statement or any post-effective amendment, when the same has become effective; (ii) the receipt by the Company of any request by the Commission or any other federal or state governmental authority for amendments or supplements to a Registration Statement or Prospectus or for additional information that pertains to the Holders as Selling Stockholders or the Plan of Distribution; (iii) of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; (v) of the occurrence of any event or passage of time that makes the financial statements included in a Registration Statement ineligible for inclusion therein or any statement made in such Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to such Registration Statement, Prospectus or other documents so that, in the case of such Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, form of prospectus or supplement thereto, in light of the circumstances under which they were made), not misleading; and (vi) of a pending proceeding against the Company under Section 8A of the Securities Act in connection with the offering of Registrable Securities.

(d)           Use reasonable commercial efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of a Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, as soon as practicable.

(e)           If requested by a Holder, furnish to such Holder, without charge, at least one conformed copy of each Registration Statement and each amendment thereto and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission; provided, that the Company shall have no obligation to provide any document pursuant to this clause that is available on the Commission’s EDGAR system.

(f)           Upon notification by the Commission that a Registration Statement will not be reviewed or is no longer subject to further review and comments, the Company shall request acceleration of such Registration Statement within five (5) Business Days after receipt of such notice.

(g)          Prior to any public offering of Registrable Securities, use its reasonable commercial efforts to register or qualify or cooperate with the selling Holders in connection with the registration or qualification (or exemption therefrom) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder reasonably requests in writing, to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things reasonably necessary to enable the disposition in such jurisdictions of the Registrable Securities covered by the Registration Statements; provided, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action that would subject the Company to general service of process in any jurisdiction where it is not then so subject or subject the Company to any material tax in any such jurisdiction where it is not then so subject.

(h)           If requested by the Holders, cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to the Registration Statement, which certificates shall be free, to the extent permitted by the Purchase Agreement and under law, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holders may reasonably request.  In connection therewith, if required by the Transfer Agent, the Company shall promptly after the effectiveness of the Registration Statement cause an opinion of counsel as to the effectiveness of the Registration Statement to be delivered to and maintained with its Transfer Agent, together with any other authorizations, certificates and directions required by the transfer agent, which authorize and direct the Transfer Agent to issue such Registrable Securities without legend upon sale by the holder of such shares of Registrable Securities under the Registration Statement.

(i)           Following the occurrence of any event contemplated by Section 3(c)(v), as promptly as reasonably possible, prepare a supplement or amendment, including a post-effective amendment, to the affected Registration Statements or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, no effective Registration Statement nor Prospectus in use thereunder will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, form of prospectus or supplement thereto, in light of the circumstances under which they were made), not misleading.

(j)           (i) In the time and manner required by the Principal Trading Market, prepare and file with such Trading Market an additional shares listing application covering all of the Registrable Securities, (ii) take all steps necessary to cause such Registrable Securities to be approved for listing on the Principal Trading Market as soon as possible thereafter, (iii) if requested by any Holder, provide such Holder evidence of such listing, and (iv) during the Effectiveness Period, maintain the listing of such Registrable Securities on the Principal Trading Market.

(k)           In order to enable the Holders to sell Shares or Warrant Shares under Rule 144, until such time as all of the Shares and Warrant Shares have either been sold or are eligible for sale without restriction pursuant to Rule 144, the Company shall use its commercially reasonable efforts to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to Section 13(a) or 15(d) of the Exchange Act. During such one year period, if the Company is not required to file reports pursuant to Section 13(a) or 15(d) of the Exchange Act, it will prepare and furnish to the Holders and make publicly available in accordance with Rule 144(c) promulgated under the Securities Act annual and quarterly financial statements, together with a discussion and analysis of such financial statements in form and substance substantially similar to those that would otherwise be required to be included in reports required by Section 13(a) or 15(d) of the Exchange Act, as well as any other information required thereby, in the time period that such filings would have been required to have been made under the Exchange Act. The Company further covenants that it will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Person to sell Shares and Warrant Shares without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act, including compliance with the provisions of the Purchase Agreement relating to the transfer of the  Shares and Warrant Shares.

(l)           The Company may require each selling Holder to furnish to the Company a certified statement as to the number of shares of Common Stock beneficially owned by such Holder and any Affiliate thereof and as to any Financial Industry Regulatory Authority (“FINRA”) affiliations and of any natural persons who have the power to vote or dispose of the Common Stock, and the Company has the right to include such information in any Registration Statement and to otherwise provide such information to the Commission.

(m)           If requested by a Holder, the Company shall effect a filing with respect to the public offering contemplated by the Registration Statement (an “Issuer Filing”) with the FINRA Corporate Financing Department pursuant to FINRA Rule 5510(b)(10)(A)(i) within five Trading Days of the date of such request.  The Company shall pay the filing fee required by such Issuer Filing and shall use its commercially reasonable efforts to pursue the Issuer Filing until the FINRA issues a letter confirming that it does not object to the terms of the offering contemplated by the Registration Statement.  A copy of the Issuer Filing and all related correspondence with respect thereto shall be provided to the Placement Agents and, upon request, to any Holder.

4.            Registration Expenses.  All fees and expenses incident to the Company’s performance of or compliance with its obligations under this Agreement (excluding any underwriting discounts and selling commissions and all legal fees and expenses of legal counsel, accountants and other advisors for any Holder except as specifically provided below) shall be borne by the Company whether or not any Registrable Securities are sold pursuant to a Registration Statement.  The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with the securities exchanges on which the Common Stock is then listed for trading, and (B) in compliance with applicable state securities or Blue Sky laws), (ii) messenger, telephone and delivery expenses, (iii) fees and disbursements of counsel for the Company, (iv) Securities Act liability insurance, if the Company so desires such insurance, and (v) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement.  In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder. Further, upon request, the Company shall pay the reasonable fees and disbursements of one firm or counsel (which firm or counsel shall be experienced in securities matters and designated by Holders owning a majority of the Registrable Securities) to act as counsel for the Holders in connection with the preparation and filing of the Registration Statement; provided, however, that the amount of fees and disbursements reimbursable pursuant to this Section shall be limited to $10,000 in the aggregate. In no event shall the Company be responsible for any broker or similar commissions or any legal fees, accounting fees, the fees of other advisors or other costs of the Holders.

5.	Indemnification.

(a)           Indemnification by the Company.  The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, the officers, directors, agents, partners, members, managers, shareholders, Affiliates and employees of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, partners, members, managers, shareholders, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable costs of preparation and investigation and reasonable attorneys' fees) and expenses (collectively, “Losses”), as incurred that arise out of or are based upon: (i) any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus or any form of Prospectus or in any amendment or supplement thereto (it being understood that the Holder has approved Annex A hereto for this purpose) or in any preliminary prospectus if used prior to the effective date of such Registration Statement or arising out of or relating to any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, or (ii) any violation or alleged violation by the Company of the Securities Act, Exchange Act or any state securities law, or any rule or regulation thereunder, in connection with the performance of its obligations under this Agreement, except to the extent, but only to the extent, that (A) such untrue statements, alleged untrue statements, omissions or alleged omissions are based upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed and approved by such Holder expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto (it being understood that each Holder has approved Annex A hereto for this purpose) or (B) in the case of an occurrence of an event of the type specified in Section 3(c)(ii)-(v), the use by a Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of Advice (as defined in Section 6(d) below), but only if and to the extent that following the receipt of the Advice the misstatement or omission giving rise to such Loss would have been corrected; provided, however, that the indemnity agreement contained in this Section 5(a) shall not apply to amounts paid in settlement of any Losses if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld.  Each Holder shall notify the Company promptly of the institution, threat or assertion of any Proceeding of which the Holder is aware in connection with the transactions contemplated by this Agreement.  Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an Indemnified Party (as defined in Section 5(c)) and shall survive the transfer of the Registrable Securities by the Holders.

(b)           Indemnification by Holders. Each Holder shall, notwithstanding any termination of this Agreement, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of Prospectus, or in any amendment or supplement thereto, or arising solely out of or based solely upon any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, or any form of Prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading to the extent, but only to the extent that, such untrue statements or omissions are based upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or  to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was reviewed and approved by such Holder expressly for use in the Registration Statement (it being understood that the Holder has approved Annex A hereto for this purpose), such Prospectus or such form of Prospectus or in any amendment or supplement thereto; provided, however, that the indemnity agreement contained in this Section 5(b) shall not apply to amounts paid in settlement of any Losses if such settlement is effected without the prior written consent of the Holder, which consent shall not be unreasonably withheld.  In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

(c)           Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all reasonable fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless:  (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party); provided, that the Indemnifying Party shall not be liable for the fees and expenses of more than one separate firm of attorneys at any time for all Indemnified Parties.  The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld, delayed or conditioned.  No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

All fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within twenty Trading Days of written notice thereof to the Indemnifying Party.

(d)           Contribution.  If a claim for indemnification under Section 5(a) or 5(b) is unavailable to an Indemnified Party (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations.  The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission.  The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 5(c), any reasonable attorneys' or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph.  Notwithstanding the provisions of this Section 5(d), no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the net proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties and are not in diminution or limitation of the indemnification provisions under the Purchase Agreement.

6.	Miscellaneous

(a)           Remedies.  In the event of a breach by the Company or by a Holder of any of their obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement.  The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

(b)           Entire Agreement.  This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein.  This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter, except for, and as provided in the Transaction Documents.

(c)           Compliance.  Each Holder covenants and agrees that it (i) will comply with the prospectus delivery requirements of the Securities Act as applicable to it (unless an exemption therefrom is available) in connection with sales of Registrable Securities pursuant to the Registration Statement provided the Company delivers notice to such Holder in writing that the conditions set forth in Rule 172 of the Securities Act are not met and that, accordingly, such Holder is obligated to deliver prospectus upon such sales, and (ii) shall sell the Registrable Securities only in accordance with a method of distribution described in the Registration Statement.

(d)           Discontinued Disposition.  Each Holder further agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(c)(ii)-(v), such Holder will forthwith discontinue disposition of such Registrable Securities under the Registration Statement until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement.  The Company may provide appropriate stop orders to enforce the provisions of this paragraph.

(e)           Amendments and Waivers.  This Agreement may be amended only by a writing signed by all of the parties hereto.  The Company may take any action herein prohibited that pertains to or effects a Purchaser, or omit to perform any act herein required to be performed by it that pertains to or effects a Purchaser, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of such Purchaser. No consideration shall be offered or paid to any Holder to amend or consent to a waiver or modification of any provision of this Agreement unless the same consideration also is offered to all of the Holders.  Failure of any party to exercise any right or remedy under this Agreement or otherwise or delay by a party in exercising such right or remedy shall not operate as a waiver thereof.

(f)           Notices.  Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section prior to 5:00 p.m. (New York City time) on a Trading Day, (ii) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile or e-mail to the facsimile number or e-mail addressed specified in this Section on a day that is not a Trading Day or later than 5:00 p.m. (New York City time) on any Trading Day, (iii) the Business Day following the date of mailing, if sent by nationally recognized overnight courier service with next day delivery specified, or (iv) upon actual receipt by the party to whom such notice is required to be given.  The address for such notices and communications shall be as follows:

If to the Company:	ZIOPHARM Oncology, Inc.
1180 Avenue of the Americas 19th Floor
New York, New York 10036
Facsimile: (646) 214-0711
Attn: Jonathan Lewis, M.D., Ph.D.

With a copy to:	Maslon Edelman Borman & Brand, LLP
3300 Wells Fargo Center 90 South Seventh Street
Minneapolis, MN 55402
Facsimile: (612) 672-8397
Attn: Alan M. Gilbert, Esq.

If to a Purchaser:	To the address set forth under such Purchaser's name on the signature pages hereof.

If to any other Person who is then the registered Holder:	To the address of such Holder as it appears in the stock transfer books of the Company or such other address as may be designated in writing hereafter, in the same manner, by such Person.

provided, that any party may change its address for notices by providing written notice to the other parties in the manner prescribed by this Section.

(g)           Successors and Assigns.  This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder.  The Company may not assign its rights or obligations hereunder without the prior written consent of each Holder.  The rights of the Holders hereunder, including the right to have the Company register Registrable Securities pursuant to this Agreement, may be assigned by each Holder to transferees or assignees of all or any portion of the Registrable Securities, but only if (i) the Holder agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being transferred or assigned, (iii) at or before the time the Company received the written notice contemplated by clause (ii) of this sentence, the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein and (iv) the transferee is an “accredited investor,” as that term is defined in Rule 501 of Regulation D.

(h)           Execution and Counterparts.  This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement.  In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format file, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

(i)           Governing Law.  All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof.  Each party agrees that all Proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective Affiliates, employees or agents) will be commenced in the New York Courts.  Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any New York Court, or that such Proceeding has been commenced in an improper or inconvenient forum.  Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.  If either party shall commence a Proceeding to endorse any provisions of this Agreement, then the prevailing party in such Proceeding shall be reimbursed by the other party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation preparation and prosecution of such Proceeding.

(j)            Cumulative Remedies.  The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

(k)           Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction.  It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(l)           Headings.  The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(m)          Independent Nature of Purchasers' Obligations and Rights.  The obligations of each Purchaser under this Agreement are several and not joint with the obligations of any other Purchaser hereunder, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser hereunder.  The decision of each Purchaser to purchase Securities pursuant to the Transaction Documents has been made independently of any other Purchaser.  Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement.  Each Purchaser acknowledges that no other Purchaser has acted as agent for such Purchaser in connection with making its investment hereunder and that no Purchaser will be acting as agent of such Purchaser in connection with monitoring its investment in the Securities or enforcing its rights under the Transaction Documents.  Each Purchaser shall be entitled to protect and enforce its rights, including, without limitation, the rights arising out of this Agreement, and it shall not be necessary for any other Purchaser to be joined as an additional party in any Proceeding for such purpose.  The Company acknowledges that each of the Purchasers has been provided with the same Registration Rights Agreement for the purpose of closing a transaction with multiple Purchasers and not because it was required or requested to do so by any Purchaser.

(n)           Currency.        Unless otherwise indicated, all dollar amounts referred to in this Agreement are in United States Dollars.  All amounts owing under this Agreement are in United States Dollars.  All amounts denominated in other currencies shall be converted in the United States dollar equivalent amount in accordance with the applicable exchange rate in effect on the date of calculation.

(o)           Further Assurances.  The parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.

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IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

ZIOPHARM ONCOLOGY, INC.

By:
Name:
Title:

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IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTING ENTITY

AUTHORIZED SIGNATORY

By:
Name:
Title:

ADDRESS FOR NOTICE

c/o:

Street:

City/State/Zip:

Attention:

Tel:

Fax:

Email:

Annex A

PLAN OF DISTRIBUTION

We are registering the shares of Common Stock issued to the selling shareholders and issuable upon exercise of the warrants to permit the resale of these shares of Common Stock by the holders of the shares of Common Stock and warrants from time to time after the date of this prospectus.  We will not receive any of the proceeds from the sale by the selling shareholders of the shares of Common Stock.  We will bear all fees and expenses incident to our obligation to register the shares of Common Stock.

The selling shareholders may sell all or a portion of the shares of Common Stock beneficially owned by them and offered hereby from time to time directly or through one or more underwriters, broker-dealers or agents.  If the shares of Common Stock are sold through underwriters or broker-dealers, the selling shareholders will be responsible for underwriting discounts or commissions or agent's commissions.  The shares of Common Stock may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale, or at negotiated prices.  These sales may be effected in transactions, which may involve crosses or block transactions.  The selling shareholders may use any one or more of the following methods when selling shares:

•	on any national securities exchange or quotation service on which the securities may be listed or quoted at the time of sale;

•	in the over-the-counter market;

•	in transactions otherwise than on these exchanges or systems or in the over-the-counter market;

•	through the writing of options, whether such options are listed on an options exchange or otherwise;

•	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•	block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•	an exchange distribution in accordance with the rules of the applicable exchange;

•	privately negotiated transactions;

•	settlement of short sales entered into after the effective date of the registration statement of which this prospectus is a part;

•	broker-dealers may agree with the selling securityholders to sell a specified number of such shares at a stipulated price per share;

•	a combination of any such methods of sale; and

•	any other method permitted pursuant to applicable law.

The selling shareholders may also sell shares under Rule 144 under the Securities Act, if available, rather than under this prospectus.

Broker-dealers engaged by the selling shareholders may arrange for other brokers-dealers to participate in sales. If the selling shareholders effect such transactions by selling shares of Common Stock to or through underwriters, broker-dealers or agents, such underwriters, broker-dealers or agents may receive commissions in the form of discounts, concessions or commissions from the selling shareholders or commissions from purchasers of the shares of Common Stock for whom they may act as agent or to whom they may sell as principal. Such commissions will be in amounts to be negotiated, but, except as set forth in a supplement to this Prospectus, in the case of an agency transaction will not be in excess of a customary brokerage commission in compliance with FINRA Rule 2440; and in the case of a principal transaction a markup or markdown in compliance with FINRA IM-2440 or the successor to such FINRA rules.

In connection with sales of the shares of Common Stock or otherwise, the selling shareholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the shares of Common Stock in the course of hedging in positions they assume.  The selling shareholders may also sell shares of Common Stock short and if such short sale shall take place after the date that this Registration Statement is declared effective by the Commission, the selling stockholders may deliver shares of Common Stock covered by this prospectus to close out short positions and to return borrowed shares in connection with such short sales.  The selling shareholders may also loan or pledge shares of Common Stock to broker-dealers that in turn may sell such shares. The selling stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

The selling shareholders may pledge or grant a security interest in some or all of the warrants or shares of Common Stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of Common Stock from time to time pursuant to this prospectus or any amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act of 1933, as amended, amending, if necessary, the list of selling shareholders to include the pledgee, transferee or other successors in interest as selling shareholders under this prospectus.  The selling shareholders also may transfer and donate the shares of Common Stock in other circumstances in which case the transferees, donees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

The selling shareholders and any broker-dealer participating in the distribution of the shares of Common Stock may be deemed to be “underwriters” within the meaning of the Securities Act, and any commission paid, or any discounts or concessions allowed to, any such broker-dealer may be deemed to be underwriting commissions or discounts under the Securities Act.  At the time a particular offering of the shares of Common Stock is made, a prospectus supplement, if required, will be distributed which will set forth (i) the name of each such selling stockholder and of the participating broker-dealer(s), (ii) the number of shares involved, (iii) the price at which such the shares of Common Stock were sold, (iv) the commissions paid or discounts or concessions allowed to such broker-dealer(s), where applicable, (v) that such broker-dealer(s) did not conduct any investigation to verify the information set out or incorporated by reference in this prospectus, and (vi) other facts material to the transaction.  In no event shall any broker-dealer receive fees, commission and markups which, in the aggregate, would exceed eight percent (8%). In addition, upon the Company being notified in writing by a Selling Stockholder that a donee or pledgee intends to sell more than 500 shares of Common Stock, a supplement to this prospectus will be filed if then required in accordance with applicable securities law.

Under the securities laws of some states, the shares of Common Stock may be sold in such states only through registered or licensed brokers or dealers.  In addition, in some states the shares of Common Stock may not be sold unless such shares have been registered or qualified for sale in such state or an exemption from registration or qualification is available and is complied with.

There can be no assurance that any selling shareholder will sell any or all of the shares of Common Stock registered pursuant to the shelf registration statement, of which this prospectus forms a part.

We have advised each selling stockholder that it may not use shares registered on the registration statement of which this prospectus is a part to cover short sales of common stock made prior to the date on which the registration statement shall have been declared effective by the Securities and Exchange Commission.  If a selling stockholder uses this prospectus for any sale of shares of our common stock, it will be subject to the prospectus delivery requirements of the Securities Act. The selling shareholders and any other person participating in such distribution will be subject to applicable provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, including, without limitation, Regulation M of the Exchange Act, which may limit the timing of purchases and sales of any of the shares of Common Stock by the selling shareholders and any other participating person.  Regulation M may also restrict the ability of any person engaged in the distribution of the shares of Common Stock to engage in market-making activities with respect to the shares of Common Stock.  All of the foregoing may affect the marketability of the shares of Common Stock and the ability of any person or entity to engage in market-making activities with respect to the shares of Common Stock.

We will pay all expenses of the registration of the shares of Common Stock pursuant to the registration rights agreement, including, without limitation, Securities and Exchange Commission filing fees and expenses of compliance with state securities or “blue sky” laws; provided, however, that a selling shareholder will pay all underwriting discounts and selling commissions, if any and any related legal expenses incurred by it.  We will indemnify the selling shareholders against liabilities, including some liabilities under the Securities Act, in accordance with the registration rights agreements, or the selling shareholders will be entitled to contribution.  We may be indemnified by the selling shareholders against civil liabilities, including liabilities under the Securities Act, that may arise from any written information furnished to us by the selling shareholder specifically for use in this prospectus, in accordance with the related registration rights agreements, or we may be entitled to contribution.